UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024 (January 23, 2024)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On January 23, 2024, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and twelve months ended December 31, 2023. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2023	2023	2022	2023	2022

Core non-interest expense:
Total non-interest expense	$67,689	$71,696	$53,366	$266,487	$207,147
Less: acquisition-related expenses	1,276	4,434	702	16,970	3,016
Less: pension settlement charges	—	2,424	46	2,424	185
Less: COVID-19-related expenses	—	—	2	—	134
Add: COVID -19 Employee Retention Credit	—	—	—	548	—
Core non-interest expense	$66,413	$64,838	$52,616	$247,641	$203,812

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2023	2023	2022	2023	2022

Efficiency ratio:
Total non-interest expense	$67,689	$71,696	$53,366	$266,487	$207,147
Less: amortization of other intangible assets	3,271	3,280	1,998	11,222	7,763
Adjusted total non-interest expense	64,418	68,416	51,368	255,265	199,384

Total non-interest income	24,134	23,204	19,034	87,413	78,836
Less: net gain on investment securities	—	—	—	—	—
Less: net loss on investment securities	(1,592)	(7)	(168)	(3,700)	(61)
Less: net loss on asset disposals and other transactions	(619)	(307)	(302)	(2,837)	(616)
Total non-interest income, excluding net gains and losses	26,345	23,518	19,504	93,950	79,513

Net interest income	88,369	93,274	70,613	339,374	253,442
Add: fully tax-equivalent adjustment (a)	414	445	412	1,703	1,644
Net interest income on a fully tax-equivalent basis	88,783	93,719	71,025	341,077	255,086

Adjusted revenue	$115,128	$117,237	$90,529	$435,027	$334,599

Efficiency ratio	55.95%	58.36%	56.74%	58.68%	59.59%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$66,413	$64,838	$52,616	$247,641	$203,812
Less: amortization of other intangible assets	3,271	3,280	1,998	11,222	7,763
Adjusted core non-interest expense	63,142	61,558	50,618	236,419	196,049

Adjusted revenue	$115,128	$117,237	$90,529	$435,027	$334,599

Efficiency ratio adjusted for non-core items	54.85%	52.51%	55.91%	54.35%	58.59%

(a) Tax effect is calculated using a 23.3% blended corporate income tax rate for all periods presented.

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2023	2023	2023	2023	2022

Tangible equity:
Total stockholders' equity	$1,053,534	$993,219	$998,907	$819,543	$785,328
Less: goodwill and other intangible assets	412,172	408,494	413,172	324,562	326,329
Tangible equity	$641,362	$584,725	$585,735	$494,981	$458,999

Tangible assets:
Total assets	$9,157,382	$8,942,534	$8,786,635	$7,311,520	$7,207,304
Less: goodwill and other intangible assets	412,172	408,494	413,172	324,562	326,329
Tangible assets	$8,745,210	$8,534,040	$8,373,463	$6,986,958	$6,880,975

Tangible book value per common share:
Tangible equity	$641,362	$584,725	$585,735	$494,981	$458,999
Common shares outstanding	35,314,745	35,395,990	35,374,916	28,488,158	28,287,837

Tangible book value per common share	$18.16	$16.52	$16.56	$17.37	$16.23

Tangible equity to tangible assets ratio:
Tangible equity	$641,362	$584,725	$585,735	$494,981	$458,999
Tangible assets	$8,745,210	$8,534,040	$8,373,463	$6,986,958	$6,880,975

Tangible equity to tangible assets	7.33%	6.85%	7.00%	7.08%	6.67%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2023	2023	2022	2023	2022

Pre-provision net revenue:
Income before income taxes	$43,529	$40,729	$33,980	$145,126	$128,641
Add: provision for credit losses	1,285	4,053	2,301	15,174	—
Add: loss on OREO	—	1	—	1,623	138
Add: loss on investment securities	1,592	7	168	3,700	61
Add: loss on other assets	586	283	279	1,143	326
Add: loss on other transactions	33	23	22	71	151
Less: recovery of credit losses	—	—	—	—	3,510
Pre-provision net revenue	$47,025	$45,096	$36,750	$166,837	$125,807

Total average assets	8,826,655	8,806,409	7,067,193	8,298,777	7,094,707

Pre-provision net revenue to total average assets (annualized)	2.11%	2.03%	2.06%	2.01%	1.77%
Weighted-average common shares outstanding – diluted	35,089,825	35,061,897	27,981,656	32,760,808	27,999,602
Pre-provision net revenue per common share – diluted	$1.33	$1.28	$1.31	$5.06	$4.48

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2023	2023	2022	2023	2022

Annualized net income adjusted for non-core items:
Net income	$33,825	$31,882	$26,849	$113,363	$101,292
Add: net loss on investment securities	1,592	7	168	3,700	61
Less: tax effect of net loss on investment securities (a)	334	2	35	777	13
Add: net loss on asset disposals and other transactions	619	307	301	2,837	616
Less: tax effect of net loss on asset disposals and other transactions (a)	130	65	63	596	129
Add: acquisition-related expenses	1,276	4,434	702	16,970	3,016
Less: tax effect of acquisition-related expenses (a)	268	931	147	3,564	633
Add: pension settlement charges	—	2,424	46	2,424	185
Less: tax effect of pension settlement charges (a)	—	509	10	509	39
Add: COVID-19-related expenses	—	—	2	—	134
Less: tax effect of COVID-19-related expenses (a)	—	—	—	—	28
Less: COVID -19 Employee Retention Credit	—	—	—	548	—
Add: tax effect of COVID -19 Employee Retention Credit	—	—	—	115	—
Net income adjusted for non-core items	$36,580	$37,547	$27,813	$133,415	$104,462

Days in the period	92	92	92	365	365
Days in the year	365	365	365	365	365
Annualized net income	$134,197	$126,488	$106,520	$113,363	$101,292
Annualized net income adjusted for non-core items	$145,127	$148,964	$110,345	$133,415	$104,462
Return on average assets:
Annualized net income	$134,197	$126,488	$106,520	$113,363	$101,292
Total average assets	$8,826,655	$8,806,409	$7,067,193	$8,298,777	$7,094,707
Return on average assets	1.52%	1.44%	1.51%	1.37%	1.43%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$145,127	$148,964	$110,345	$133,415	$104,462
Total average assets	$8,826,655	$8,806,409	$7,067,193	$8,298,777	$7,094,707
Return on average assets adjusted for non-core items	1.64%	1.69%	1.56%	1.61%	1.47%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2023	2023	2022	2023	2022

Annualized net income excluding amortization of other intangible assets:
Net income	$33,825	$31,882	$26,849	$113,363	$101,292
Add: amortization of other intangible assets	3,271	3,280	1,998	11,222	7,763
Less: tax effect of amortization of other intangible assets (a)	687	689	420	2,357	1,630
Net income excluding amortization of other intangible assets	$36,409	$34,473	$28,427	$122,228	$107,425

Days in the period	92	92	92	365	365
Days in the year	365	365	365	365	365
Annualized net income	$134,197	$126,488	$106,520	$113,363	$101,292
Annualized net income excluding amortization of other intangible assets	$144,449	$136,768	$112,781	$122,228	$107,425

Average tangible equity:
Total average stockholders' equity	$1,002,515	$1,004,858	$768,650	$940,797	$797,984
Less: average goodwill and other intangible assets	411,616	411,229	327,377	384,172	322,639
Average tangible equity	$590,899	$593,629	$441,273	$556,625	$475,345

Return on average stockholders' equity ratio:
Annualized net income	$134,197	$126,488	$106,520	$113,363	$101,292
Average stockholders' equity	$1,002,515	$1,004,858	$768,650	$940,797	$797,984

Return on average stockholders' equity	13.39%	12.59%	13.86%	12.05%	12.69%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$144,449	$136,768	$112,781	$122,228	$107,425
Average tangible equity	$590,899	$593,629	$441,273	$556,625	$475,345

Return on average tangible equity	24.45%	23.04%	25.56%	21.96%	22.60%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 23, 2024 to discuss results of operations for the quarter and twelve months ended December 31, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 26, 2024	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer